                                 EXHIBIT 10.22
                                 -------------

        SCHEDULE OF MATERIAL DETAILS OF UNIT PURCHASE OPTION AGREEMENTS
            DATED MARCH 18, 1994, BETWEEN THE REGISTRANT AND EACH OF
             DAVID M. NUSSBAUM, ROBERT GLADSTONE, ROGER GLADSTONE,
              AND RICHARD BUONOCOURE (FORM OF UNIT PURCHASE OPTION
               AGREEMENT INCORPORATED BY REFERENCE TO EXHIBIT 4.3
                  TO THE REGISTRANT'S FORM SB-2 FILED WITH THE
           COMMISSION ON MARCH 2, 1994, REGISTRATION NO. 33-75026-A)

                                                                   EXHIBIT 10.22
                                                                   -------------

                          SCHEDULE OF MATERIAL DETAILS
                                       OF
                  OUTSTANDING UNIT PURCHASE OPTION AGREEMENTS


The Unit Purchase Option Agreements of the four option holders listed below are identical to the form of agreement (Incorporated by reference to Exhibit 4.3 to the Registrant's Form SB-2 filed with the Commission on March 2, 1994, Registration No. 33-75026-A) in all material respects, except for the identity of the option holder and the number of units subject to the agreement, as set forth below:

     Option Holder             Number of Units
     -------------             ---------------
     David M. Nussbaum               13,500
     Robert Gladstone                13,500
     Roger Gladstone                 13,500
     Richard Buonocore                1,500
